Exhibit 99.1

Vireo Growth Inc. Announces Acquisition of The Hawthorne Gardening Company from
The Scotts Miracle-Gro Company

Transaction further strengthens the Company’s balance sheet with approximately US$110 million of combined cash and net working capital

Consideration of 213 million shares at a deemed price of US$0.60 and 80 million warrants at US$0.85 strike price

Company has nominated Scotts Miracle-Gro EVP Chris Hagedorn for election to its Board of Directors

MINNEAPOLIS – April 8, 2026 – Vireo Growth Inc. (CSE: VREO; OTCQX: VREOF) (“Vireo” or the “Company”) today announced that it has completed the acquisition of The Hawthorne Gardening Company LLC (including certain of its subsidiaries, “Hawthorne”), a leading provider of nutrients, lighting and other materials used for indoor and hydroponic gardening in North America from The Scotts Miracle-Gro Company (“ScottsMiracle-Gro”) (the “Hawthorne Transaction”).

As a result of the Hawthorne Transaction, Vireo acquired US$35 million of cash held by Hawthorne, approximately US$58 million of net working capital, and US$20 million of inventory (primarily growing media) to be supplied to the Company over two years, in exchange for the issuance to Good Dog Holdings LLC (“Good Dog”) of 213 million subordinate voting shares of the Company (each, a “Share”) and a warrant to purchase 80 million Shares (the “Warrants”, and, together with the Shares, the “Securities”) at an exercise price of US$0.85 per Share, exercisable for a period of five years from the date of issuance. In connection with the transaction, Vireo has nominated Chris Hagedorn, Executive Vice President of ScottsMiracle-Gro and Executive Lead of the Hawthorne business, for election to its Board of Directors at the Company’s Annual General and Special Meeting of Shareholders to be held on May 29, 2026.

“The acquisition of Hawthorne further strengthens the Vireo balance sheet and creates a procurement platform to optimize supply chain management and drive cost efficiency across our portfolio,” said John Mazarakis, Chief Executive Officer of Vireo Growth. “We are pleased to partner with ScottsMiracle-Gro on a transaction that contributes approximately US$110 million of cash and net working capital to the Company, and welcome the opportunity to maximize the value and operational contribution of the Hawthorne business.”

“Vireo has demonstrated a clear ability to integrate and operate complex businesses effectively,” said Chris Hagedorn, Executive Vice President of The Scotts Miracle-Gro Company. “Hawthorne fits naturally within Vireo’s platform, and I’m excited to work alongside the team to help unlock its full potential.”

The Securities described above have not been and will not be registered under the United States Securities Act of 1933, as amended (the “Securities Act”), or any U.S. state securities laws. Accordingly, the Securities may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and applicable U.S. state securities laws.

Early Warning Disclosure

Immediately prior to the Hawthorne Transaction, Good Dog did not beneficially own, directly or indirectly, or exercise control or direction over, any Shares or securities convertible into or exercisable for Shares.

After giving effect to the Hawthorne Transaction, Good Dog acquired 213,000,000 Shares, representing approximately 14% of Vireo and having a market value of US$83.7 million and C$117.2 million based on the closing price of the Shares on the Canadian Securities Exchange (the “CSE”) of US$0.393 on April 7, 2026, and 80,000,000 Warrants. In the event Good Dog were to exercise all of its Warrants, such exercise would result in Good Dog owning up to an additional 80,000,000 Shares, and Good Dog’s aggregate interest in Vireo on would be approximately 19%, with a market value of US$115.1 million and  C$161.2 million based on the closing price of the Shares on the CSE of US$0.393 on April 7, 2026.

Good Dog acquired the Shares for investment purposes. Good Dog has a long-term view of the investment and may acquire additional securities of Vireo, including on the open market or through private acquisitions, or sell securities of Vireo, including on the open market or through private dispositions, in the future, subject to resale restrictions, market conditions, reformulation of plans and/or other relevant factors.

Further to the requirements of National Instrument 62-103 – The Early Warning System and Related Take-Over Bid and Insider Reporting Issues, Good Dog will file an early warning report in connection with its participation in the Hawthorne Transaction. A copy of Good Dog’s early warning report will appear on Vireo’s profile on SEDAR+ and may also be obtained directly upon request by calling Good Dog’s office at (917) 370-827 (2 East 70th Street, New York, NY, USA, 10021).

About Vireo Growth Inc.

Vireo was founded in 2014 as a pioneering medical cannabis company. Vireo is building a disciplined, strategically aligned, and execution-focused platform in the industry. This strategy drives our intense local market focus while leveraging the strength of a national portfolio. We are committed to hiring industry leaders and deploying capital and talent where we believe it will drive the most value. Vireo operates with a long-term mindset, a bias for action, and an unapologetic commitment to its customers, employees, shareholders, industry collaborators, and the communities it serves. For more information about Vireo, visit www.vireogrowth.com.

Contact Information

Joe Duxbury

Chief Accounting Officer

investor@vireogrowth.com

(612) 314-8995

Forward-Looking Statement Disclosure

This press release contains “forward-looking information” or “forward-looking statements” within the meaning of applicable United States and Canadian securities legislation (referred to herein as “forward-looking information”). To the extent any forward-looking information in this press release constitutes “financial outlooks” within the meaning of applicable United States or Canadian securities laws, this information is being provided as preliminary financial results; the reader is cautioned that this information may not be appropriate for any other purpose and the reader should not place undue reliance on such financial outlooks. Forward-looking information contained in this press release may be identified by the use of words such as “should,” “believe,” “estimate,” “would,” “looking forward,” “may,” “continue,” “expect,” “expected,” “will,” “likely,” “subject to,” and variations of such words and phrases, or any statements or clauses containing verbs in any future tense and includes statements regarding expectations around the expected benefits of the Hawthorne Transaction; expectations around the election of Chris Hagedorn to the Company’s Board of Directors; expectations around the value of the inventory to be provided to the Company over the next two years; and the Company’s expectations around integration of the operations of its recent acquisitions and timing thereof. These statements should not be read as guarantees of future performance or results. Forward-looking information includes both known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company or its subsidiaries to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements or information contained in this press release. Financial outlooks, as with forward-looking information generally, are, without limitation, based on the assumptions and subject to various risks as set out herein and in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q filed with the U.S. Securities Exchange Commission. Our actual financial position and results of operations may differ materially from management’s current expectations and, as a result, our revenue, EBITDA, Adjusted EBITDA, and cash on hand may differ materially from the values provided in this press release. Forward-looking information is based upon a number of estimates and assumptions of management, believed but not certain to be reasonable, in light of management’s experience and perception of trends, current conditions, and expected developments, as well as other factors relevant in the circumstances, including assumptions in respect of current and future market conditions, the current and future regulatory environment, and the availability of licenses, approvals and permits.

Although the Company believes that the expectations and assumptions on which such forward-looking information is based are reasonable, the reader should not place undue reliance on the forward-looking information because the Company can give no assurance that they will prove to be correct. Actual results and developments may differ materially from those contemplated by these statements. Forward-looking information is subject to a variety of risks and uncertainties that could cause actual events or results to differ materially from those projected in the forward-looking information. Such risks and uncertainties include, but are not limited to: risks and uncertainties associated with the Hawthorne Transaction, some of which are beyond the Company’s control; the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties as a result of the Hawthorne Transaction; the effects of the Hawthorne Transaction on the Company and the interests of various constituents; the nature, cost, impact and outcome of pending and future litigation, other legal or regulatory proceedings, or governmental investigations and actions; risks related to the timing and content of adult-use legislation in markets where the Company currently operates; current and future market conditions, including the market price of the subordinate voting shares of the Company; risks related to epidemics and pandemics; federal, state, local, and foreign government laws, rules, and regulations, including federal and state laws and regulations in the United States relating to cannabis operations in the United States and any changes to such laws or regulations; operational, regulatory and other risks; execution of business strategy; management of growth; difficulties inherent in forecasting future events; conflicts of interest; risks inherent in an agricultural business; risks inherent in a manufacturing business; liquidity and the ability of the Company to raise additional financing to continue as a going concern; the Company’s ability to meet the demand for flower in its various markets; our ability to dispose of our assets held for sale at an acceptable price or at all; and risk factors set out in the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, which are available on EDGAR with the U.S. Securities and Exchange Commission at www.sec.gov and filed with the Canadian securities regulators and available under the Company’s profile on SEDAR+ at www.sedarplus.com.

The statements in this press release are made as of the date of this release. Except as required by law, we undertake no obligation to update any forward-looking statements or forward-looking information to reflect events or circumstances after the date of such statements.